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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                         July 18, 1996 (July 18, 1996)
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



        TENNESSEE                    1-10160                    62-0859007
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(State of incorporation)           (Commission               (I.R.S. Employer
                                   File Number)             Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)




      Registrant's telephone number, including area code:  (901) 383-6000
                                                          ----------------


                                 Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS

         On July 18, 1996, Union Planters Corporation announced operating results for the three and six months ended June 30, 1996. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
                 EXHIBITS

                 C.  Exhibits

                 99(a) Union Planters Corporation Press Release dated July 18, 1996, announcing operating results for the three and six months ended June 30, 1996





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              Union Planters Corporation
                                          ----------------------------------
                                                       Registrant




Date:      July 18, 1996                         /s/ M. Kirk Walters
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                                                     M. Kirk Walters
                                           Senior Vice President, Treasurer,
                                             and Chief Accounting Officer




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